Exhibit 10.2

AMENDMENT TO
TECHNOLOGY TRANSFER, LICENSE AND DISTRIBUTION AGREEMENT

THIS AMENDMENT is made and entered into as of October 10, 2016.

BY AND BETWEEN

(1)
POSCO Energy Co., Ltd., a corporation duly organized and existing under the laws of the Republic of Korea, having its principal place of business at POSCO Center, 440 Teheran-ro, Gangnam-gu, Seoul 135-777, Korea (“POSCO Energy”); and

(2)	FuelCell Energy, Inc., a Delaware corporation having a principal place of business at 3 Great Pasture Rd., Danbury, CT 06810, U.S.A. (“FCE”).

POSCO Energy and FCE are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, POSCO Energy and FCE are parties to a series of technology transfer agreements identified as follows:

(a)	the Alliance Agreement, dated as of February 7, 2007 (the “AA”);

(b)	the Technology Transfer, Distribution and Licensing Agreement, dated as of February 7, 2007, (the “TTA”);

(c)	the Stack Technology Transfer and License Agreement dated October 27, 2009 (the “STTA”); and

(d)	the Cell Technology Transfer and License Agreement dated October 31, 2012 (the “CTTA”);
all as amended, and among other agreements,

WHEREAS, the Parties desire to amend the Term of the TTA, as amended previously on October 31, 2012, in accordance with the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the foregoing premises and mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.	Section 8.1 of Article VIII of the TTA is replaced in its entirety by the following:

8.1 Term. The initial term of this Agreement (the “Initial Term”) shall commence on the Effective Date and shall expire, unless earlier terminated in accordance with the provisions set forth herein, on October 31, 2027.

Except as set forth in this Amendment, the TTA is unaffected and shall continue in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date and year written below.

POSCO Energy Co., Ltd.	FuelCell Energy, Inc.

By: /s/ Tong-Wood Shim	By: /s/ Michael S. Bishop

Name: Tong-Wook Shim	Name: Michael S. Bishop
Title: Executive Vice President,	Title: Senior Vice President,
Chief Financial Officer	Chief Financial Officer

Date: October 10, 2016	Date: October 13, 2016